UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest reported): February 7, 2005


                                 W3 GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                    0-27083               84-1108035
   ----------------------------       -------------       -------------------
   (State or Other Jurisdiction        (Commission           (IRS Employer
         of Incorporation)             File Number)       Identification No.)


               444 Madison Avenue, Suite 1800, New York, NY 10022
               --------------------------------------------------
                    (Address of Principal Executive Offices)


                               (212) 750-7878
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the
      Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to
      Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to
      Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 7, 2005 Registrant and Cristina Acquisition Corp. ("CAC") executed an amendment to the Letter of Intent signed on January 19, 2005. The purpose of the amendment to the Letter of Intent was to provide CAC additional time to complete its funding arrangements and comply with the condition that it must provide evidence of funding in the amount of $1.5 Million prior to the closing date. Originally, under the January 19, 2005 Letter of Intent, CAC was to provide proof that such funding was in escrow by January 31, 2005. Under the amendment, this date has been extended to March 2, 2005. In all other respects the original Letter of Intent remains the same.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 (1)  Letter  of  Intent  dated  January  19,  2005  between
          Registrant and Cristina Acquisition Corp.;

10.2      Letter  of  Amendment  dated  February  7, 2005 to the
          Letter  of  Intent  dated  January  19,  2005  between
          Registrant and Cristina Acquisition Corp.;
_______________

(1) Previously filed as Exhibit 10.1 to the report on Form 8-K filed with the Securities and Exchange Commission on January 20, 2005 and incorporated herein by reference.


                            SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 9, 2005     W3 GROUP, INC., A Delaware Corporation
                           (Registrant)


                           By: /s/ Robert Gordon
                              ----------------------------------
                                   Robert Gordon
                                   Acting President